SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: February 18, 2003
HOUSEHOLD AUTOMOTIVE TRUST 2002-3 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delaware (State or other jurisdiction of incorporation of Administrator)	333-100512-01 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)	60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(C) Exhibits
99

Monthly Servicer's Certificate to Trustee dated February 18, 2003 pursuant to the Master Sale and Servicing Agreement dated as of November 18, 2002 (the "Sale and Servicing Agreement") among Household Automotive Trust, 2002-3, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and U.S. Bank National Association, as Owner Trustee and JP Morgan Chase Bank, as Indenture Trustee.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD AUTOMOTIVE TRUST 2002-3 (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative

Dated: February 26, 2003

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicer's Certificate to Trustee dated February 18, 2003, pursuant to the Master Sale and Servicing Agreement dated as of November 18, 2002 (the "Sale and Servicing Agreement") among Household Automotive Trust, 2002-3, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and U.S. Bank National Association, as Owner Trustee and JP Morgan Chase Bank, as Indenture Trustee.

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